UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2019

DAIS CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-53554	14-760865
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of principal executive offices) (Zip Code)

DAIS ANALYTIC CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

On February 21, 2019, Dais Analytic Corporation Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Charter Amendment”) changing the Company’s name to Dais Corporation (the “Name Change”).

Increase in Authorized Shares of Common Stock

The Charter Amendment also included an increase in the number of shares of Common Stock the Company is authorized to issue from 240,000,000 shares to 340,000,000 shares (the “Increase in Authorized Shares” and, together with the Name Change, the “Actions”).

The above description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

As previously disclosed in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on November 30, 2018, the Name Change and the Reverse Split was approved by our stockholders on October 31, 2018. On that date, the Company received written consent in lieu of a meeting of Stockholders (the “Written Consent”) from holders of shares of voting securities representing approximately 51% of the total issued and outstanding shares of voting securities of the Company authorizing the Board of Directors of the Company to adopt an amendment to the Company’s Certificate of Incorporation, as amended, to effect the Name Change and the Increase in Authorized Shares.

On February 26, 2019, the Company received notice from Financial Industry Regulatory Authority (“FINRA”) that the Name Change had been approved and would take effect at the opening of trading on February 27, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
3.1*	Amendment to Certificate of Incorporation, filed February 21, 2019.

_______

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS CORPORATION

Dated: February 28, 2019	By:	/s/ Timothy N. Tangredi
	Name:	Timothy N. Tangredi
	Title:	Chief Executive Officer

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